UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 25, 2023

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On January 25, 2023, Body and Mind Inc. (the “Company” or “BaM”) issued a news release announcing its financial results for the first quarter of fiscal year 2023 ended October 31, 2022. The information regarding the financial results for the first fiscal quarter ended October 31, 2022 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On January 25, 2023, the Company issued a news release to announce financial results for the first quarter of fiscal year 2023 ended October 31, 2022 and to provide shareholders with an operational update. All financial information is provided in U.S. dollars unless otherwise indicated.

Q1 FY 2023 Summary & Comparison to Q1 FY 2022 (in Millions of US$)

	Q1 FY 2023	Q1 FY 2022
Revenue	$7.8	$7.6
Net Income/(Loss)	($3.0)	($0.7)
Adjusted EBITDA*	($1.6)	$0.8

Q1 FY 2023 (ended October 31, 2022) and Subsequent Highlights:

•

Closed a $3 million unsecured convertible debt financing with Bengal Capital and Mindset Capital, two experienced cannabis-focused funds, and announced that Bengal Capital partner Josh Rosen would be joining the Company’s Board of Directors.

•

Closed a merger with CraftedPlants NJ, Inc., an entity that holds a lease on a New Jersey commercial property with local cannabis-use approval for a retail location with nearly all merger consideration tied to successful completion of specific licensing and operational milestones. (See the Company’s December 22, 2022 press release for further details.)

•

Commenced tenant improvement construction on the first of two Illinois adult-use dispensaries. The dispensary is located within the largest retail mall in Markham, Illinois, which has average daily traffic counts of more than 400,000 cars per day within a mile of the project location.

•

Submitted New Jersey state license application in conjunction with BaM Body and Mind Dispensary NJ, Inc. f/k/a CraftedPlants NJ, Inc. Commenced design, architectural and planning work for the New Jersey location.

Management Commentary

“Our most recent quarter reflects our growth into new markets, continued focus on operations and funds committed to expanding Body and Mind as we continue to advance our priority projects in Illinois and New Jersey. Our goal is to drive our business forward with our current operations as we open new facilities in strong markets. Our development team has worked diligently with the city of Markham, Illinois and received all approvals to advance construction,” stated Michael Mills, CEO of Body and Mind. “We have been approved for a keystone location within the largest retail mall in Markham with over 400,000 cars per day passing within 1 mile of the new location. Demolition is complete and interior renovations of the space have commenced with an estimated opening in mid-spring of 2023. The new location will be a 3,400 square foot Body and Mind branded dispensary located near a large parking area in a prime location in the mall.”

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Q1 FY 2023 Financial Highlights:

•	Revenues for Q1 FY 2023 were $7.8 million, a 3.4% increase over Q1 FY 2022 revenues of $7.6 million.
•	Gross profit of $1.6 million for Q1 FY 2023 compared to a gross profit of $3.2 million for Q1 FY 2022.
•

Q1 FY 2023 net operating loss was $2.0 million compared to Q1 FY 2022 net operating loss of $0.3 million. The change in net operating income was primarily impacted by increased business development expenses related to Illinois and New Jersey, license applications, new operation startup expenses and a decrease in flower pricing in Nevada.

•	Q1 FY 2023 net loss was $3.0 million (or basic and diluted loss per share of $0.03) compared to a Q1 FY 2022 net loss of $0.7 million (or basic and diluted loss per share of $0.01).
•	Adjusted EBITDA loss of $1.6 million for Q1 FY 2023 vs. Adjusted EBITDA of $0.8 million in Q1 FY 2022*.
•	Total Current Assets were $6.7 million, Total Assets were $29.0 million, Total Current Liabilities were $7.6 million and Total Liabilities were $21.9 million at October 31, 2022.
•	Subsequent to October 31, 2022, the company raised $3.0 million in unsecured convertible debt (See the Company's December 22, 2022 press release for further details.)

The Company had 146,636,974 common shares outstanding as of January 24, 2023.

For further details, please see the Company’s recent Form 10-Q filing on EDGAR at www.sec.gov/edgar/search, and the interim financial statements filed on SEDAR at www.sedar.com.

*Adjusted EBITDA is a Non-GAAP metric used by management that does not have any standardized meaning prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management defines the Adjusted EBITDA as the Income (loss) from operations, as reported, before interest, taxes, and adjusted for removing other non-cash items, including stock-based compensation expense, gain on settlement, loss on impairment, depreciation, and further adjustments to remove acquisition related costs or gains. Management believes Adjusted EBITDA is a useful financial metric to assess its operating performance on a cash adjusted basis before the impact of non-cash items and acquisition activities. The most comparable financial measure calculated and presented in accordance with U.S. GAAP is net income (loss), which was presented above prior to the Adjusted EBITDA figure.

Net Profit/Loss	($2,952,795)
Interest Income	($18,000)
Interest	$381,423
Tax	$626,074
Depreciation/Amortization	$362,155
EBITDA	($1,601,183)

EBITDA	($1,601,183)
Gain on settlement	0
Loss on impairment	0
Stock-based compensation	$32,458
Adjusted EBITDA	($1,568,725)

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	News Release dated January 25, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: January 25, 2023	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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